                               POWER OF ATTORNEY



                  KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Alice L. Schulman and Regina Pisa, P.C., and each of them, his true and lawful attorney-in-fact and agent and either one acting alone or together shall have full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement of The Govett Funds, Inc., and any and all amendments (including pre-effective and post-effective amendments) thereto and to file the same, with any and all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent my lawfully do or cause to be done by virtue hereof.


Dated:  March 6, 1998                                /s/ Patrick K. Cunneen
                                                     ----------------------
                                                         Patrick K. Cunneen

Dated:    March 6, 1998                              /s/ Frank R. Terzolo
                                                     ----------------------
                                                         Frank R. Terzolo

Dated:    March 6, 1998                              /s/ Elliott L. Atamian
                                                     ----------------------
                                                         Elliott L. Atamian

Dated:  March 6, 1998                                /s/ James M. Oates
                                                     ----------------------
                                                         James M. Oates

                                       1